                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):      JULY 12, 2001

                       INVESTORS FINANCIAL SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                     0-26996                04-3279817
-------------------------------  ------------------------   -------------------
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

     200 CLARENDON STREET, BOSTON, MA                              02116
 ----------------------------------------                        ----------
 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number including area code:       (617) 330-6700
                                                         --------------

                           NO CHANGE SINCE LAST REPORT
             ------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

The undersigned Registrant files the following information in accordance with Regulation FD Rule 100(a)(1):

                       Investors Financial Services Corp.
                              Financial Highlights
                                  Quarter Ended
                                  June 30, 2001

                                Table of Contents


Consolidated Statement of Income/Share Information            3

Condensed Consolidated Balance Sheet                          4

Average Balances Sheet                                        5

Asset Servicing Fees                                          6

                        CONSOLIDATED STATEMENT OF INCOME
                              FOR THE QUARTER ENDED
                                  JUNE 30, 2001


(Dollars in thousands, except per share data)
-------------------------------------------------------------------------------
NET INTEREST INCOME
Interest income                                                                  $ 65,301
Interest expense                                                                   38,356
                    Net interest income                                            26,945

NON-INTEREST INCOME
Asset servicing fees                                                               60,058
Other operating income                                                                768
                    Total non-interest income                                      60,826

                    NET OPERATING REVENUE                                          87,771

OPERATING EXPENSES
Compensation and benefits                                                          41,602
Technology and telecommunications                                                  10,455
Occupancy                                                                           4,266
Transaction processing services                                                     5,065
Depreciation and amortization                                                       1,861
Travel and sales promotion                                                          1,396
Professional fees                                                                   1,150
Amortization of goodwill                                                              923
Other operating expenses                                                            3,454
                                                                          ----------------
                    Total Operating Expenses                                       70,172
                                                                          ----------------
                    Income before income taxes & minority interest                 17,599
Provision for income taxes                                                          5,310
Minority interest expense, net of income taxes                                        397
                                                                          ----------------
                    NET INCOME                                                   $ 11,892
                                                                          ================
EARNINGS PER SHARE (DILUTED)                                                     $   0.36
                                                                          ================


                                SHARE INFORMATION
                              FOR THE QUARTER ENDED
                                  JUNE 30, 2001

Common Stock Outstanding at June 30, 2001                        31,873,289
Weighted Average Diluted Shares at June 30, 2001                 33,014,977

                      CONDENSED CONSOLIDATED BALANCE SHEET
                              FOR THE QUARTER ENDED
                                  JUNE 30, 2001


(Dollars in thousands)

ASSETS
Securities held to maturity                                                   $3,076,440
Securities available for sale                                                  1,287,537
Loans, net of reserve                                                            130,294
Non-marketable equity securities                                                  50,000
Goodwill, net                                                                     81,900
Other assets                                                                     170,151
                                                                        -----------------
                    TOTAL ASSETS                                              $4,796,322
                                                                        =================

LIABILITIES
Interest-bearing deposits                                                     $2,097,721
Non-interest bearing deposits                                                    217,523
                                                                        -----------------
                    Total deposits                                             2,315,244
Short-term and other borrowings                                                2,083,881
Other liabilities                                                                 53,954
                                                                        -----------------
                    TOTAL LIABILITIES                                          4,453,079

Minority interest/trust preferred securities                                      24,260
Stockholders' Equity                                                             318,983
                                                                        -----------------
                    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $4,796,322
                                                                        =================


                             AVERAGE BALANCES SHEET
                              FOR THE QUARTER ENDED
                                  JUNE 30, 2001


(Dollars in thousands)                                                    AVERAGE                        AVERAGE
                                                                          BALANCE         INTEREST     YIELD/COST
                                                                     ------------------ ------------- --------------
INTEREST-EARNING ASSETS
Federal funds sold and securities purchased
     under resale agreements                                                $   23,615       $   267          4.52%
Investment securities                                                        4,204,324        63,553          6.05%
Loans                                                                          109,841         1,481          5.39%
                                                                     ------------------ ------------- --------------
Total interest-earning assets                                                4,337,780        65,301          6.02%
Allowance for loan losses                                                        (100)
Non-interest earning assets                                                    267,070
                                                                     ------------------
                    TOTAL ASSETS                                            $4,604,750
                                                                     ==================

INTEREST-BEARING LIABILITIES
Deposits:
                    Demand                                                  $    4,383       $    21          1.92%
                    Savings                                                  1,759,240        17,279          3.93%
Short-term borrowings                                                        1,792,444        16,148          3.60%
Other borrowings                                                               340,659                        5.76%
                                                                     ------------------ ------------- --------------
Total interest-bearing liabilities                                           3,896,726        38,356          3.94%
                                                                                        -------------
Noninterest-bearing liabilities
                    Demand deposits                                            186,459
                    Savings                                                     71,836
                    Non-interest bearing deposits                               65,000
                    Other liabilities                                           50,264
Total liabilities                                                            4,270,285
Trust preferred stock                                                           24,256
Equity                                                                         310,209
                                                                     ------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $4,604,750
                                                                     ==================
Net interest income                                                                           26,945
                                                                                        =============
Net interest margin                                                                                           2.48%
Average interest rate spread                                                                                  2.08%
Ratio of interest-earning assets to interst-bearing liablities                                              111.32%


                              ASSET SERVICING FEES
                              FOR THE QUARTER ENDED
                                  JUNE 30, 2001

ASSET SERVICING FEES BY SERVICE LINES:
--------------------------------------------------------------------

Custody, accounting, transfer agency, and                  $ 47,993
administration
Foreign Exchange                                              4,100
Cash Management                                               4,272
Securities Lending                                            2,657
Investment Advisory                                           1,036
                                                     ---------------
TOTAL                                                      $ 60,058

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         INVESTORS FINANCIAL SERVICES CORP.

                                         By:  /s/ Kevin J. Sheehan
                                             --------------------------------
                                              Kevin J. Sheehan
                                              President, Chief Executive
                                              Officer and Chairman of
                                              the Board

Dated:  July 12, 2001


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